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                                                                   EXHIBIT 10.24

                            FOURTH AMENDMENT TO LEASE


                  This FOURTH AMENDMENT TO LEASE (hereinafter called "Fourth Amendment") is made and entered into as of the 1st day of November, 1999 by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Landlord"), and STIFEL FINANCIAL CORP., a Delaware corporation, and STIFEL, NICOLAUS & COMPANY, INCORPORATED, a Missouri corporation (collectively referred to as "Tenant").

                                   WITNESSETH:

                  WHEREAS, Landlord and Tenant entered into a certain Standard Office Lease dated September 30, 1998 for certain premises located in the building known and numbered as 500 Washington Avenue, St. Louis, Missouri, which Standard Office Lease was amended by that certain First Amendment to Lease dated as of December 1, 1998, and further amended by that certain Second Amendment to Lease dated as of February __, 1999 and further amended by that certain Third Amendment to Lease dated as of September 1, 1999 (hereinafter collectively referred to as the "Lease"); and

                  WHEREAS, Tenant wishes to expand its Premises to include approximately five hundred (500) rentable square feet located on the Seventh Floor, to be used solely for storage, pursuant to the Seventh Floor Expansion option set forth in Section 23.34.a. of the Lease; and

                  WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

                  WHEREAS, Landlord and Tenant desire to amend said Lease as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Section 1.8 of the Lease is hereby amended in its entirety to read as follows:

                  1.8 PREMISES: approximately 92,263 rentable square feet in the Building as depicted in Exhibit A of this Lease and as improved in accordance with the provisions of Exhibit C of this Lease.



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                  2. Section 1.11 of the Lease is hereby deleted in its entirety and replaced with the following:

                          1.11. ANNUAL BASE RENT AND MONTHLY BASE RENT
                                INSTALLMENT:

                  From 02/01/1999 - 4/30/1999; Annually $ 150,000.00; Monthly
                           $ 12,500.00, based upon a base rental rate of $15.00 per rentable square foot.

                  From 05/01/1999 - 10/31/1999; Annually $ 1,376,445.00; Monthly
                           $ 114,703.75, based upon a base rental rate of $15.00 per rentable square foot.

                  From 11/01/1999 - 04/30/2000; Annually $1,380,445.00; Monthly
                           $115,037.08, based upon a base rental rate of $15.00 per rentable square foot for 91,763 rentable square feet of the Premises and $8.00 per rentable square foot for 500 rentable square feet of the Premises located in the Seventh Floor Expansion and used solely for storage.

                  From 05/01/2000 - 04/30/2001; Annually $ 1,426,326.50; Monthly
                           $ 118,860.54, based upon a base rental rate of $15.50 per rentable square foot for 91,763 rentable square feet of the Premises and $8.00 per rentable square foot for 500 rentable square feet of the Premises located in the Seventh Floor Expansion and used solely for storage.

                  From 05/01/2001 - 04/30/2002; Annually $ 1,468,208.00; Monthly
                           $ 122,350.67, based upon a base rental rate of $16.00 per rentable square foot.

                  From 05/01/2002 - 04/30/2003; Annually $ 1,468,208.00; Monthly
                           $ 122,350.67, based upon a base rental rate of $16.00 per rentable square foot.

                  From 05/01/2003 - 04/30/2004; Annually $ 1,514,089.50; Monthly
                           $ 126,174.13, based upon a base rental rate of $16.50 per rentable square foot.

                  From 05/01/2004 - 04/30/2005; Annually $ 1,514,089.50; Monthly
                           $ 126,174.13, based upon a base rental rate of $16.50 per rentable square foot.

                  From 05/01/2005 - 04/30/2006; Annually $ 1,559,971.00; Monthly
                           $ 129,997.58, based upon a base rental rate of $17.00 per rentable square foot.

                  From 05/01/2006 - 04/30/2007; Annually $ 1,605,852.50; Monthly
                           $ 133,821.04, based upon a base rental rate of $17.50 per rentable square foot.

                  From 05/01/2007 - 04/30/2008; Annually $ 1,651,734.00; Monthly
                           $ 137,644.50, based upon a base rental rate of $18.00 per rentable square foot.

                  From 05/01/2008 - 04/30/2009; Annually $ 1,697,615.50; Monthly
                           $ 141.467.96, based upon a base rental rate of $18.50 per rentable square foot.

                  From 05/01/2009 through 04/30/2010, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying $16.50 by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for April 30, 2009, and the denominator of which shall be the CPI-U (as hereinafter defined) for February l, 1999, which Annual Base Rent shall not exceed $22.17 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.


                                       2
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                  From 05/01/2010 through 04/30/2011, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying the Annual Base Rent for the immediately prior lease year by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for April 30, 2010, and the denominator of which shall be the CPI-U for April 30, 2009, which Annual Base Rent shall not exceed $22.84 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.

                  As used herein, the term "Consumer Price Index" shall mean The Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Consumer Price Index is not published effective as of the date(s) referred to above, then the adjustment shall be measured from the date most immediately preceding the date(s) in question. If the Consumer Price Index is changed so that the base year differs from that referenced above, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Term, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

                  3. Section 1.14 of the Lease is hereby amended in its entirety to read as follows:

                           1.14 TENANT'S PROPORTIONATE SHARE: Effective November 1, 1999: 21.25%.

                  4. Exhibit A to the Lease is hereby deleted and Exhibit A attached to this Fourth Amendment is substituted therefor.

                  5. Miscellaneous.

                  a. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this Fourth Amendment.

                  b. Except as expressly amended and modified hereby, all of the terms and provisions of this Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

                  c. This Fourth Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.


                                       3
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                  IN WITNESS WHEREOF, Landlord and Tenant have respectively
signed this Fourth Amendment to Indenture of Lease as of the day and year first written above.

                                     LANDLORD:

                                     EBS BUILDING, L.L.C.

                                     By: PricewaterhouseCoopers LLP, its Manager

                                     By: /s/ KEITH F. COOPER
                                        ----------------------------------------
                                        Name: Keith F. Cooper
                                             -----------------------------------
                                        Title: Partner
                                              ----------------------------------

                                     Date:
                                          --------------------------------------

                                     TENANT:

                                     STIFEL FINANCIAL CORP.

                                     By: /s/ JAMES M. ZEMLYAK
                                        ----------------------------------------
                                        Name: James M. Zemlyak
                                             -----------------------------------
                                        Title: SVP-CFO
                                              ----------------------------------

                                     Date:
                                          --------------------------------------

                                     STIFEL, NICOLAUS & COMPANY,
                                     INCORPORATED

                                     By: /s/ JAMES M. ZEMLYAK
                                        ----------------------------------------
                                        Name: James M. Zemlyak
                                             -----------------------------------
                                        Title: SVP-CFO
                                              ----------------------------------

                                     Date:
                                          --------------------------------------


                                       4

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                                    EXHIBIT A


                                       5
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                                   EXHIBIT A



                                  [FLOORPLAN]


One Financial Plaza
7th Floor
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                                    [FLOORPLAN]


One Financial Plaza
8th Floor
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                                    [FLOORPLAN]


One Financial Plaza
9th Floor